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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                  FORM 8-K/A-1
                         -------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934,

 SEPTEMBER 17, 2004 (AND AMENDING FORM 8-K
 RELATING TO AN EVENT DATED SEPTEMBER 1, 2004)                0-25053
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 Date of Report (Date of earliest event reported)      Commission File Number

                               THEGLOBE.COM, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                  14-1782422
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(State or other jurisdiction of          (I.R.S. Employer Identification Number)
 incorporation or organization)

                     110 EAST BROWARD BOULEVARD, SUITE 1400
                         FORT LAUDERDALE, FLORIDA 33301
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               (Address of Principal Executive Offices) (Zip Code)

                                 (954) 769-5900
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              (Registrant's telephone number, including area code)

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

Preliminary Note: This Report amends the Current Report on Form 8-K relating to events dated August 31, 2004 and September 1, 2004. One of those events was the closing on September 1, 2004 of theglobe.com's ("theglobe" or the "Company") acquisition of SendTec, Inc., a Florida corporation (the "SendTec Acquisition"), which was described in Item 2.01 of the original Current Report. The Company is hereby providing the information required by paragraphs (a) and (b) of Item 9 of such Current Report relating to the SendTec Acquisition. In addition, this Report includes a new Item 1.01 event relating to an Indemnification Agreement signed on September 17, 2004.

ITEM 1.01. ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT.

On September 17, 2004, theglobe entered into an Indemnification Agreement with Paul Soltoff. Mr. Soltoff became a member of the board of directors of theglobe on September 1, 2004 in connection with the closing of the Agreement and Plan of Merger dated August 31, 2004, by and among theglobe, SendTec, Inc, Paul Soltoff and others. Mr. Soltoff also serves as Chief Executive Officer of SendTec. The Indemnification Agreement is substantially similar to that of other members of the Board of Directors of theglobe and provides, in pertinent part, that theglobe will indemnify and hold harmless Mr. Soltoff to the fullest extent permitted by law, together with certain procedures relating to notice of actions which may give rise to a claim for indemnification, for separate counsel in connection with any claims against Mr. Soltoff and for the settlement of claims.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial Statements of Business Acquired

      The following financial information is hereby included as a part of this Current Report as Exhibit 99.6:

FINANCIAL INFORMATION RELATING TO SENDTEC

                          INDEX TO FINANCIAL STATEMENTS

                                                                           Page
                                                                           ----

Report of Independent Certified Public Accountants                          F-1

Consolidated Financial Statements

     Balance Sheets                                                         F-2

     Statements of Income                                                   F-3

     Statements of Stockholders' Equity                                     F-4

     Statements of Cash Flows                                               F-5

     Notes to Financial Statements                                          F-6

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(b)   Pro Forma Financial Information

      The following pro forma financial information is hereby included as a part of this Current Report as Exhibit 99.7:

                               THEGLOBE.COM, INC.
         INDEX TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

                                                                          Page
                                                                          ----

Introduction to Pro Forma Condensed Consolidated Financial
     Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . .    PF-2

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2004. . . .  PF-4

Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2003. . . . . . . . . . . . . . . . . . . . . . .  PF-5

Pro Forma Condensed Consolidated Statement of Operations for the six
     months ended June 30, 2004 . . . . . . . . . . . . . . . . . . . . .  PF-6

Notes to Pro Forma Condensed Consolidated Financial Statements. . . . . .  PF-7

(c)   Exhibits

4.1   Form of Earn-out Warrant to acquire securities of theglobe.com, inc.*

4.2 Statement of Designation for Series H Automatically Converting Preferred Stock*


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99.1  Agreement and Plan of Merger dated August 31, 2004 by and among theglobe, inc., SendTec Acquisition Corp., and SendTec, Inc., among others.*

99.2  Stockholders' Agreement dated August 31, 2004*

99.3  Promissory Note dated September 1, 2004*

99.4  Form of potential Conversion Note relating to Series H Preferred Stock*

99.5 Employment Agreement dated September 1, 2004 between SendTec, Inc. and Paul Soltoff, as Chief Executive Officer*

99.6  SendTec, Inc. Financial Statements

99.7  Pro Forma Financial Information

99.8 Indemnification Agreement dated September 17, 2004 between theglobe and Paul Soltoff

99.9  Consent of Gregory, Sharer & Stuart, P.A.
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* Previously filed

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 21, 2004              theglobe.com, inc.

                                       By: /s/ Edward Cespedes
                                           -------------------------------------
                                           Edward Cespedes, President